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                                                                    EXHIBIT 10.1


                          SNYDER COMMUNICATIONS, INC.

                           1996 STOCK INCENTIVE PLAN

1.      Purposes.

        The purposes of the Snyder Communications, Inc. 1996 Stock Incentive Plan are to promote the long-term growth of Snyder Communications, Inc. and its subsidiaries by rewarding key management employees of Snyder Communications, Inc. and its subsidiaries with a proprietary interest in Snyder Communications, Inc. for outstanding long-term performance and to attract, motivate and retain highly qualified and capable employees.

2.      Definitions.

        Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

        2.1 "Award" means an award granted to a Participant under the Plan in the form of an Option, Restricted Stock, a Stock Appreciation Right, or any combination of the foregoing.

        2.2      "Board" means the Board of Directors of  the Corporation.

        2.3      "Change of Control" has the meaning set forth in Section 10.2.

        2.4 "Code" means the Internal Revenue Code of 1986, as amended, or any successor law.

        2.5 "Commission" means the Securities and Exchange Commission or any successor agency.

        2.6 "Committee" means the committee administering the Plan as set forth in Section 3, or, if such a committee has not been appointed, the Board.

        2.7 "Consultant" means any person performing consulting or advisory services for the Corporation or any Subsidiary, with or without compensation, including a person or entity providing services pursuant to a management services agreement with the Corporation, to whom the Corporation chooses to grant a Non-Qualified Stock Option, Restricted Stock or Stock Appreciation Right in accordance with the Plan, provided that bona fide services must be rendered by such person and such services are not rendered in connection with the sale of securities in a capital raising transaction.

        2.8 "Corporation" means Snyder Communications, Inc., a Delaware corporation, or any successor thereto.
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        2.9      "Disability" means total disability as defined in Section
22(e)(3) of the Code.

        2.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        2.11 "Fair Market Value" means, on any given date, the current fair market value of shares as determined below:

                 (a) If the Shares are listed upon an established stock exchange or exchanges, "Fair Market Value" means the closing price of Shares on the exchange that trades the largest volume of Shares on the date of the Award.

                 (b) If the Shares are traded on the Nasdaq National Market, "Fair Market Value" means the closing price of the Shares reported on the Nasdaq National Market on the date of the Award, provided that if there should be no sales of Shares reported on such date, the Fair Market Value of a Share on such date shall be deemed equal to the closing price as reported by the Nasdaq National Market for the last preceding date on which sales of Shares were reported.

                 (c) In all other cases, "Fair Market Value" shall be determined by the Committee using any reasonable method in good faith, provided that, with respect to the initial public offering of Shares by the Corporation, "Fair Market Value" means the initial offering price to the public of such Shares.

        2.12 "Incentive Stock Option" means an Option which meets the requirements of Section 422 of the Code.

        2.13 "Non-Qualified Stock Option" means an Option which does not meet the requirements of Section 422 of the Code.

        2.14 "Option" means an option awarded under Section 7 to purchase Shares. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

        2.15 "Option Exercise Period" means the period from the Option Grant Date to the date on which an Option expires.

        2.16 "Option Grant Date" means the date upon which the Committee grants an Option to an Optionee.

        2.17 "Optionee" means an employee or Consultant of the Corporation or any Subsidiary to whom an Option has been granted.

        2.18 "Participant" means an employee or Consultant of the Corporation or any Subsidiary to whom an Award has been granted which has not terminated, expired or been fully exercised.





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        2.19     "Plan" means this Snyder Communications, Inc. 1996 Stock
Incentive Plan, as it may be amended and restated from time to time.

        2.20 "Restricted Period" means the period of time, which may be a single period or multiple periods, during which Restricted Stock awarded to a Participant remains subject to the Restrictions imposed on such Shares, as determined by the Committee.

        2.21 "Restricted Stock" means an award of Shares on which are imposed Restricted Periods and Restrictions which subject the Shares to a "substantial risk of forfeiture" as defined in Section 83 of the Code.

        2.22 "Restricted Stock Agreement" means a written agreement between a Participant and the Corporation evidencing an award of Restricted Stock.

        2.23 "Restricted Stock Award Date" means the date on which the Committee awards Restricted Shares to the Participant.

        2.24 "Restrictions" means the restrictions and conditions imposed on Restricted Stock award to a Participant, as determined by the Committee, which must be satisfied in order for the Restricted Stock award to vest, in whole or in part, in the Participant.

        2.25 "Shares, except as specifically provided in Section 6, means shares of the voting common stock, par value $0.001 per share, of the Corporation.

        2.26 "Stock Appreciation Right" means a right to receive the spread or difference between the Fair Market Value of Shares subject to an Option and the Option exercise price, either in stock or in cash, or in a combination thereof.

        2.27 "Stock Appreciation Rights Agreement" means a written agreement between a Participant and the Corporation evidencing an award of Stock Appreciation Rights.

        2.28 "Stock Option Agreement" means a written agreement between a Participant and the Corporation evidencing an award of an Option.

        2.29 "Subsidiary" means any domestic or foreign corporation or entity of which the Corporation owns, directly or indirectly, at least 50% of the total combined voting power of such corporation or other entity.

        2.30 "Ten Percent Shareholder" means an Optionee who, at the time an Incentive Stock Option is granted, owns or is deemed to own stock possessing more than 10% of the total voting power of all classes of stock of the Corporation or any Subsidiary. For purposes of determining whether an Optionee is a Ten Percent Shareholder, the ownership attribution rules of Section 424(d) of the Code (or its successor) shall apply.

        2.31 "Voting Stock" means all capital stock of the Corporation which by its terms is entitled under ordinary circumstances to vote in the election of directors.





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3.      Administration of the Plan.

        3.1 Administrator of Plan. The Plan shall be administered by the Board, or if so appointed by the Board, a committee of the Board composed of at least two (2) directors. If no committee of the Board is appointed to administer the Plan, the Board shall constitute the committee.

        3.2 Authority of Committee. The Committee shall have full power and authority to:

                 (i) designate the Participants to whom Options, Restricted Stock, or Stock Appreciation Rights may be awarded from time to time;

                 (ii) determine the type of Award to be granted to each Participant under the Plan and the number of Shares subject thereto;

                 (iii) determine the duration of the Restricted Period and the Restrictions to be imposed with respect to each Award;

                 (iv) interpret and construe the Plan and adopt such rules and regulations as it shall deem necessary and advisable to implement and administer the Plan;

                 (v) approve the form and terms and conditions of the Restricted Stock Agreement, Stock Option Agreement, or Stock Appreciation Rights Agreement, as the case may be, between the Corporation and the Participant; and

                 (vi) designate persons other than members of the Committee to carry out its responsibilities, subject to such limitations, restrictions and conditions as it may prescribe, provided that the Committee may not delegate its authority with respect to the granting of Awards to persons subject to Sections 16(a) and 16(b) of the Exchange Act if such delegation would cause a grant of an Award under the Plan not qualify as an exempt transaction under Rule 16b-3 under the Exchange Act or any successor rule of the Commission.

The foregoing determinations shall be made in accordance with the Committee's best business judgment as to the best interests of the Corporation and its stockholders and in accordance with the purposes of the Plan.

        3.3 Determinations of Committee. A majority of the Committee shall constitute a quorum at any meeting of the Committee, and all determinations of the Committee shall be made by a majority of its members. Any action which the Committee shall take through a written instrument signed by all of its members shall be as effective as though it had been taken at a meeting duly called and held. The Committee shall report all actions taken by it to the Board.





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        3.4      Delegation.  The Committee may delegate such non-discretionary administrative duties under the Plan to one or more agents as it shall deem necessary and advisable.

        3.5 Effect of Committee Determinations. No member of the Committee or the Board shall be personally liable for any action or determination made in good faith with respect to the Plan, any Award or any settlement of any dispute between a Participant and the Corporation. Any decision made or action taken by the Committee or the Board with respect to an Award or the administration or interpretation of the Plan shall be conclusive and binding upon all persons.

4.      Awards Under The Plan.

        Awards to a Participant under the Plan may be in the form of a Non-Qualified Stock Option, an Incentive Stock Option, Restricted Stock, a Stock Appreciation Right, or a combination thereof, at the discretion of the Committee. If an Option is designated as an Incentive Stock Option, the terms of such Option shall be in conformance with Section 422 of the Code.

5.      Eligibility.

        The Participants in the Plan shall be the officers, key employees, and Consultants of the Corporation and its Subsidiaries designated by the Committee. A Participant who has been granted an Award under the Plan may be granted additional Awards under the Plan under such circumstances, and at such times, as the Committee may determine. Incentive Stock Options may be granted only to employees of the Corporation and its Subsidiaries.

6.      Shares Subject to Plan.

        Subject to adjustment as provided in Section 15, the aggregate number of Shares which may be issued upon the exercise of Options or Stock Appreciation Rights and the award of Restricted Stock shall not exceed five million (5,000,000) Shares. Any portion of such Shares may be issued under Incentive Stock Options pursuant to the Plan. Subject to adjustment as provided in Section 15, the aggregate number of Shares which may be granted pursuant to Options or Stock Appreciation Rights under this Plan to any one Participant during any calendar year under this Plan shall be one million (1,000,000) Shares. If all or any portion of any outstanding Award under the Plan for any reason expires or is terminated, the Shares allocable to the unexercised or forfeited portion of such Award may again be subject to an Award under the Plan.

7.      Options.

        7.1 Terms of Options. Options granted under the Plan shall be subject to the following terms and conditions:





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                 (a)      Option Price.  The option price per Share under each
Option granted by the Committee (the "Option Price") may not be less than 100% (110% in the case of a Ten Percent Shareholder) of the Fair Market Value per Share on the Option Grant Date. In no event shall the Option Price be less than the par value of such Share on the Option Grant Date.

                 (b)      Vesting of Options.  Except as provided in this
Section 7.1 and Section 10.1, Options granted by the Committee shall vest in accordance with the terms provided by the Committee in the Option Agreement. The Committee may accelerate the vesting of any Option in its discretion.

                 (c) Exercise of Options. Each Option shall be exercisable on the dates and for the number of Shares as shall be provided in the related Stock Option Agreement, provided that (i) unless provided otherwise in the Option Agreement, an Option shall not be exercisable earlier than six months after the Option Grant Date, and (ii) in no event shall the Option Exercise Period exceed ten years from the Option Grant Date (five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder).

        Options may be exercised (in full or in part) only by written notice delivered to the Corporation at its principal executive office, accompanied by payment of the Option Price for the Shares as to which such Option is exercised. The Option Price of each Share shall be paid in full at the time of exercise (i) in cash, (ii) with Shares owned by the Participant, (iii) by delivery to the Corporation of (x) irrevocable instructions to deliver directly to a broker the stock certificates representing the Shares for which the Option is being exercised, and (y) irrevocable instructions to such broker to sell such Shares and promptly deliver to the Corporation the portion of the proceeds equal to the Option Price and any amount necessary to satisfy the Corporation's obligation for withholding taxes, or (iv) any combination thereof. For purposes of making payment in Shares, such Shares shall be valued at their Fair Market Value on the date of exercise of the Option and shall have been held by the Participant for at least six months.

                 (d) Termination of Employment or Service of Optionee. The Committee shall have authority to determine the circumstances under which an Option will vest upon termination of the employment or service of the Optionee for any reason. Unless the Optionee terminates employment or service by reason of death or Disability, in the case of any Non-Qualified Stock Option, the Committee shall provide that vesting of the Option shall cease on the date of termination of employment and the Option shall terminate on the date which is three months after the date on which the Optionee terminates employment or service. In the event an Optionee terminates employment or service by reason of the Optionee's death or Disability, the Committee shall provide that the Non-Qualified Stock Options shall vest on the date on which the Optionee dies or incurs a Disability, and the Option shall terminate one year after the date on which the Optionee terminates employment or service as a result of death or Disability. In any event, each Non-Qualified Stock Option shall terminate no later than ten years after the





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Option Grant Date. Unless otherwise determined by the Committee, in the case of any Incentive Stock Option, the Committee shall provide that the Option shall terminate on the date three months (one year, in the event the Optionee terminates employment by reason of the Optionee's death or Disability) after the date on which the Optionee terminates employment, or, if earlier, ten years after the Option Grant Date (five years in the case of an Incentive Stock
Option granted to a Ten Percent Stockholder). Such provisions shall be contained in the Option Agreement given to each Optionee.

                 (e) Rights as a Stockholder. An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any Shares covered by any Option until the date of the issuance of a stock certificate to such person evidencing such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 15.

                 (f) Investment Purpose. The Corporation shall not be obligated to sell or issue any Shares pursuant to any Option unless the Shares with respect to which the Option is being exercised are at that time registered or exempt from registration under the Securities Act of 1933, as amended.

                 (g) Assumption of Options. The Corporation may issue or assume any stock option in any transaction or transactions upon such terms and conditions and, in the case of any option so assumed, with such modifications or adjustments therein, as shall be determined by the Committee. Any such option so issued or assumed shall be deemed to be an Option granted under this Plan, notwithstanding that any provision of this Plan would not, except for this Section 7, permit the grant of an option having the terms and conditions, including the option price, of such option as so issued or assumed.

                 (h) Incentive Stock Options. In the case of an Incentive Stock Option granted under the Plan, the aggregate Fair Market Value (determined at the Option Grant Date) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Corporation and its Subsidiaries may not exceed $100,000.

                 (i) Forfeiture of Options for Misconduct. If the President of the Corporation or his or her designee reasonably believes an Optionee (other than the President of the Corporation) has committed an act of misconduct described in this subparagraph (i) or the Chairman of the Committee reasonably believes the President of the Corporation has committed an act of misconduct described in this subparagraph (i), the President or Chairman, as appropriate, may suspend the Optionee's rights to exercise any Option pending a determination by the Committee. If the Committee determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to the Corporation, breach of fiduciary duty or deliberate disregard of Corporation policy resulting in loss, damage, or injury to the Corporation, or if an





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Optionee makes any unauthorized disclosure of any trade secret or confidential information, breaches any written agreement with the Corporation, engages in any conduct constituting unfair competition, induces any customer to breach a contract with the Corporation, or solicits or attempts to solicit any employee of the Corporation to terminate employment with the Corporation, neither the Optionee nor the Optionee's estate shall be entitled to exercise any Option whatsoever. In making such determination, the Committee shall act fairly and shall give the Optionee an opportunity to appear and present evidence on his or her behalf at a hearing before the Committee.

                 (j) Transferability of Options. Section 11 to the contrary notwithstanding, if the Committee so provides in the Option Agreement, an Option that is not an Incentive Stock Option may be transferred by a Optionee to the Optionee's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that Optionee may not receive any consideration for the transfer. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. In the event of any such transfer, the Option and any SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

                 (k) Notice of Disposition of Shares. An Optionee shall give written notice to the Corporation of the Optionee's intent to make any disposition of the Shares acquired upon the exercise of an Incentive Stock Option if such disposition occurs within two years of the Option Grant Date or within one year of the date the Incentive Stock Option was exercised. If the Corporation or Subsidiary is required to withhold federal, state or local taxes as a result of such disposition, the Optionee shall be required to make appropriate arrangements with the Corporation or Subsidiary, as the case may be, for satisfaction of any federal, state or local taxes the Corporation or Subsidiary is required to withhold as a condition precedent to the transfer of the Shares by the Corporation's transfer agent. Any Shares issued to a Participant upon exercise of an Incentive Stock Option shall bear a legend reflecting this restriction.

8.      Restricted Stock.

        8.1 Terms of Restricted Stock Awards. Subject to and consistent with the provisions of the Plan, with respect to each Award of Restricted Stock to a Participant, the Committee shall determine:

                 (a) the terms and conditions of the Restricted Stock Agreement between the Corporation and the Participant evidencing the Award;

                 (b) the Restricted Period for all or a portion of the Award;

                 (c) the Restrictions applicable to the Award, including, but not limited to, continuous employment with the Corporation or any of its Subsidiaries for a specified





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term or the attainment of specific corporate, divisional or individual performance standards or goals, which Restricted Period and Restrictions may differ with respect to each Participant;

                 (d) whether the Participant shall receive the dividends and other distributions paid with respect to an Award of Restricted Stock as declared and paid to the holders of the Shares during the Restricted Period or shall be withheld by the Corporation for the account of the Participant until the Restricted Periods have expired or the Restrictions have been satisfied, and whether interest shall be paid on such dividends and other distributions withheld, and if so, the rate of interest to be paid, or whether such dividends may be reinvested in Shares;

                 (e) the percentage of the Award which shall vest in the Participant in the event of such Participant's death or Disability prior to the expiration of the Restricted Period or the satisfaction of the Restrictions applicable to an award of Restricted Stock; or

                 (f) notwithstanding the Restricted Period and the Restrictions imposed on the Restricted Shares, as set forth in a Restricted Stock Agreement, whether to shorten the Restricted Period or waive any Restrictions, if the Committee concludes that it is in the best interests of the Corporation to do so.

        8.2 Delivery of Shares. Upon an Award of Restricted Stock to a Participant, the stock certificate representing the Restricted Stock shall be issued and transferred to and in the name of the Participant, whereupon the Participant shall become a stockholder of the Corporation with respect to such Restricted Stock and shall be entitled to vote the Shares. Such stock certificate shall be held in custody by the Corporation, together with stock powers executed by the Participant in favor of the Corporation, until the Restricted Period expires and the Restrictions imposed on the Restricted Stock are satisfied.

9.      Stock Appreciation Rights.

        9.1 Grants of Stock Appreciation Rights. Stock Appreciation Rights ("SARs") may be granted in conjunction with all or a part of any Option granted under the Plan, either at the time of the grant of such Option or at any subsequent time prior to the expiration of such Option; provided, however, that SARs shall not be offered or granted in connection with a prior Option without the consent of the holder of such Option. SARs may not be exercised by an Optionee who is a director or officer (within the meaning of Rule 16a-1(f) under the Exchange Act) of the Corporation within six months after the SAR is granted, except that this limitation shall not be applicable in the event of the death or Disability of such Optionee occurring prior to the expiration of such six-month period.

        9.2 Terms of Stock Appreciation Rights. All SARs shall be subject to the following terms and conditions:





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                 (a)      SARs shall be exercisable only at such time and to
the extent that the Option to which they relate (the "Related Option") shall be exercisable. SARs and the Related Option may be exercised concurrently only when the Related Option is a Non-Qualified Stock Option.

                 (b) Upon exercise of a SAR, the Optionee shall be entitled to the difference between the Fair Market Value of one Share and the Option Price of one Share specified in the Related Option times the number of Shares in respect of which the SARs shall have been exercised (the "Economic Value"). An Optionee, upon the exercise of SARs, shall receive the Economic Value thereof, and the Committee in its sole discretion shall determine the form in which payment of such Economic Value will be made, whether in cash, Shares or any combination thereof. For purposes of this Section 9.2(b), the Fair Market Value of the Shares shall be determined as of the date of exercise of the SAR.

                 (c) An SAR may be exercised without exercising the Related Option, but the Related Option shall be canceled for all purposes under the Plan to the extent of the SAR exercise. A Related Option may be exercised without exercising the SAR, but the SAR shall be canceled for all purposes under the Plan to the extent of the Related Option exercise.

                 (d) In addition to the conditions set forth above, SARs issued in connection with Incentive Stock Options shall meet the following conditions:

                 (i) Each SAR must expire not later than the expiration of the Related Option.

                 (ii) The SAR shall be transferable only when the Related Option is transferable and under the same conditions.

                 (iii) The SAR may be exercised only when the Fair Market Value of the Shares subject to the Related Option exceeds the exercise price of the Related Option.

10.     Change of Control.

        10.1 Effect of Change of Control. Upon the occurrence of an event constituting a "Change of Control," as defined below:

                 (a) any and all outstanding Options and Stock Appreciation Rights shall become immediately exercisable;

                 (b) the Restricted Period and Restrictions imposed on the Restricted Stock shall lapse, and the Restricted Stock shall vest in the Participant to the extent determined by the Committee; and





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                 (c)      within ten business days after the occurrence of a
Change of Control, the certificates representing the Restricted Stock so vested, without any restrictions or legend referring to the Plan thereon, shall be delivered to the Participant, and any dividends and distributions paid with respect to the Restricted Stock which were escrowed during the Restricted Period and the earnings thereon shall be paid to the Participant.

        10.2 Definition of Change of Control. A "Change of Control" shall occur when:

                 (a) a "person" or "group" (which terms, when used in this Section 10.2, shall have the meaning they have when used in Section 13(d) of the Exchange Act) (other than the Corporation, any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, or any corporation, owned, directly or indirectly, by the shareholders of the Corporation in substantially the same proportions as their ownership of Voting Stock of the Corporation) is or becomes (other than solely by reason of a repurchase of Voting Stock by the Corporation), the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the total outstanding Voting Stock of the Corporation; or

                 (b) the Corporation consolidates with or merges with or into another corporation or partnership or conveys, transfers or leases, in any transaction or series of transactions, all or substantially all of its assets to any corporation or partnership, or any corporation or partnership consolidates with or merges with or into the Corporation, in any event pursuant to a transaction in which the outstanding Voting Stock of the Corporation is reclassified or changed into or exchanged for cash, securities or other property, other than any such transaction where (I) the outstanding Voting Stock of the Corporation is changed into or exchanged for voting stock of the surviving corporation and (II) no "person" or "group" who did not beneficially own 50% or more of the total outstanding Voting Stock of the Corporation immediately prior to such transaction beneficially owns immediately after such transaction 50% or more of the total outstanding voting stock of the surviving corporation, or the Corporation is liquidated or dissolved or adopts a plan of liquidation or dissolution; or

                 (c) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by the Board or whose nomination for election by the stockholders of the Corporation was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office.





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11.     Non-Transferability of Awards.

        Except as may be provided by the Committee in accordance with Section 7.1(j), Awards granted under the Plan shall not be transferable by the Participant during the Participant's lifetime and may not be assigned, exchanged, pledged, transferred or otherwise encumbered or disposed of except pursuant to a qualified domestic relations order, by will or by the applicable laws of descent and distribution. Except as may be provided by the Committee in accordance with Section 7.1(j), Options and Stock Appreciation Rights shall be exercisable during the Participant's lifetime only by the Participant or by the Participant's guardian or legal representative.

12.     Withholding of Taxes.

        Federal, state or local law may require the withholding of taxes applicable to income resulting from an Award. A Participant shall be required to make appropriate arrangements with the Corporation or Subsidiary, as the case may be, for satisfaction of any federal, state or local taxes the Corporation or Subsidiary is required to withhold. The Committee may, in its discretion and subject to such rules as it may adopt, permit the Participant to pay all or a portion of the federal, state or local withholding taxes arising in connection with an Award by electing to (i) have the Corporation withhold Shares, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares, under each election such Shares having a Fair Market Value on the date specified in the rules adopted by the Committee equal to the amount to be withheld. The Corporation shall be under no obligation to issue Shares to the Participant unless the Participant has made the necessary arrangements for payment of the applicable withholding taxes.

13.     No Right to Continued Employment.

        Neither the establishment of the Plan nor the granting of an Award shall confer upon any Participant any right to continue in the employ of the Corporation or any of its Subsidiaries or interfere in any way with the right of the Corporation or any of its Subsidiaries to terminate such employment at any time. No Award shall be deemed to be salary or compensation for the purpose of computing benefits under any employee benefit, pension or retirement plans of the Corporation or any of its Subsidiaries, unless the Committee shall determine otherwise.

14.     Amendment.

        14.1 Amendment and Termination of Awards. The terms and conditions applicable to any Award may thereafter be amended or modified by mutual agreement between the Corporation and the Participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Corporation and a Participant in the Plan or under any other present or future plan of the Corporation, Options or other Awards may be granted to a Participant in substitution and exchange





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for, and in cancellation of, any Awards previously granted to the Participant under the Plan, or under any other future plan of the Corporation.

        14.2 Amendment and Termination of Plan. The Board may amend the Plan from time to time, except that, without approval of the stockholders of the Corporation, no such revision or amendment shall change the number of Shares subject to the Plan, change the designation of the classes of employees or Consultants eligible to receive Options, decrease the price at which Incentive Stock Options may be granted or remove the administration of the Plan from the Committee. Unless sooner terminated as provided herein, the Plan shall terminate on the tenth anniversary of its effective date. The Board may terminate this Plan at any time it deems advisable, except that Options, Restricted Stock and Stock Appreciation Rights granted under the Plan before its termination shall continue to be administered under the Plan until such Options and Stock Appreciation Rights are canceled, terminated, or are exercised and the Restricted Stock is canceled, vested or is forfeited.

15.     Changes in Capitalization.

        Subject to any required action by the stockholders, the number of Shares covered by each outstanding Award and the exercise price per each such Share subject to an Option or Stock Appreciation Right shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Corporation resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only on the Shares) or any other increase or decrease in the number of such Shares effected without receipt of consideration by the Corporation.

        If the Corporation merges or is consolidated with another corporation, whether or not the Corporation is a surviving corporation, or if the Corporation is liquidated or sells or otherwise disposes of substantially all of its assets while unexercised Options remain outstanding under the Plan, (i) after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of that Option, to receive, in lieu of Shares, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of Shares equal to the number of Shares as to which that Option may be exercised; or (ii) if Options have not already become exercisable, the Committee may waive any limitations set forth in or imposed pursuant to the Plan so that all Options, from and after a date prior to the effective date of that merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Committee, shall be exercisable in full.

        If the Corporation is merged into or consolidated with another corporation under circumstances where the Corporation is not the surviving corporation (other than circumstances involving a mere change in the identity, form or place of organization of





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the Corporation), or if the Corporation is liquidated or dissolved, or sells or otherwise disposes of substantially all of its assets to another entity while unexercised Options remain outstanding under the Plan, unless provisions are made in connection with the transaction for the continuance of the Plan and/or the assumption or substitution of Options with new options covering the stock of the successor corporation, or the parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and exercise prices, then all outstanding Options shall be canceled as of the effective date of such merger, consolidation, liquidation, dissolution, or sale.

        In the event of a change of all of the Corporation's authorized Shares with par value into the same number of Shares with a different par value or without par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of the Plan.

        To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive; provided, that each Option which, upon grant of the Option, is specifically designated as an Incentive Stock Option shall not be adjusted in a manner that causes the Option to fail to continue to qualify as an Incentive Stock Option.

        Except as hereinbefore expressly provided in this Section 15, the Participant shall have no rights (i) by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or (ii) by reason of any dissolution, liquidation, merger, or consolidation, spin-off of assets or stock of another corporation, or any issue by the Corporation of shares of stock of any class, nor shall any of these actions affect, or cause an adjustment to be made with respect to, the number or price of Shares subject to any Option.

        The grant of any Award pursuant to the Plan shall not affect in any way the right or power of the Corporation (i) to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, (ii) to merge or consolidate, (iii) to dissolve, liquidate, or sell or transfer all or any part of its business or assets or (iv) to issue any bonds, debentures, preferred or other preference stock ahead of or affecting the Shares. If any action described in the preceding sentence results in a fractional Share for any Participant under any Award hereunder, such fraction shall be completely disregarded and the Participant shall only be entitled to the whole number of Shares resulting from such adjustment.

16.     Governing Law.

        The Plan and each Stock Option Agreement, Restricted Stock Agreement and Stock Appreciation Rights Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland.





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





17.     Effective Date.

        The Plan shall be effective on August ____, 1996, subject to the approval of the Plan within one year of such date by a majority of the voting shares represented and entitled to vote.

                              SNYDER COMMUNICATIONS, INC.

                              BY:
                                   -------------------------------
                                      DANIEL M. SNYDER
                                      PRESIDENT AND CHIEF EXECUTIVE OFFICER





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